Exhibit 23.3



            Consents of Luboshitz, Kasierer & Co., and Yosef Shimony






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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To EA Industries, Inc.:

As independent public accountants of BarOn Technologies Ltd., we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated February 29, 1996 included in the financial statements of BarOn Technologies Ltd. as of December 31, 1995 and December 31, 1994 and for the years ended December 31, 1995 and December 31, 1994 and for the period from inception in 1992 through December 31, 1995 included in EA Industries, Inc.'s (formerly known as Electronic Associates, Inc.) Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to our firm included in or made a part of this registration statement.


                                     /s/ Luboshitz, Kasierer & Co.
                                     ----------------------------------------
                                     LUBOSHITZ, KASIERER & CO., C.P.A. (Isr.)


Tel-Aviv, Israel
November 21, 1996

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


To EA Industries, Inc.:

As an independent public accountant of BarOn Technologies Ltd., I hereby consent to the incorporation by reference in this Form S-3 Registration Statement of my report dated February 29, 1996 included in the financial statements of BarOn Technologies Ltd. as of December 31, 1995 and December 31, 1994 and for the years ended December 31, 1995 and 1994 and for the period from inception in 1992 through December 31, 1995 included in EA Industries, Inc.'s (formerly known as Electronic Associates, Inc.) Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to my firm included in or made a part of this registration statement.


                                              /s/ Yosef Shimony
                                              ----------------------------
                                              YOSEF SHIMONY, C.P.A. (Isr.)


Tel-Aviv, Israel
November 24, 1996